Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) May 24, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on May 15, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest and prinicipal distributions made on May 15, 2001 on the Series 2000-A Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                    BY: /s/ Blaine Filthaut
                                   Blaine Filthaut
                                    Title:  Treasurer

Dated: May 24, 2001


I. INPUTS

A. ORIGINAL DEAL PARAMETERS

(A)  Initial Pool Principal Balance                                                           $416,788,877.53
(B)  Initial Certificates Principal Balance                                                   $401,190,000.00
(C)  Class A-1 Certificates
     (i)   Initial Certificate Percentage                                                              20.39%
     (ii)  Initial Certificate Principal Balance                                               $85,000,000.00
     (iii) Pass-Through Rate                                                                         5.18250%
(D)  Class A-2 Certificates
     (i)   Initial Certificate Percentage                                                              18.23%
     (ii)  Initial Certificate Principal Balance                                               $76,000,000.00
     (iii) Pass-Through Rate                                                                           7.575%
(E)  Class A-3 Certificates
     (i)   Initial Certificate Percentage                                                              12.00%
     (ii)  Initial Certificate Principal Balance                                               $50,000,000.00
     (iii) Pass-Through Rate                                                                           7.830%
(F)  Class A-4 Certificates
     (i)   Initial Certificate Percentage                                                              17.88%
     (ii)  Initial Certificate Principal Balance                                               $74,531,000.00
     (iii) Pass-Through Rate                                                                           8.290%
(G)  Class A-5 Certificates
     (i)   Initial Certificate Percentage                                                               6.00%
     (ii)  Initial Certificate Principal Balance                                               $25,000,000.00
     (iii) Pass-Through Rate                                                                           8.320%
(H)  Class M-1 Certificates
     (i)   Initial Certificate Percentage                                                               7.00%
     (ii)  Initial Certificate Principal Balance                                               $29,178,000.00
     (iii) Pass-Through Rate                                                                           8.514%
(I)  Class M-2 Certificates
     (i)   Initial Certificate Percentage                                                               5.00%
     (ii)  Initial Certificate Principal Balance                                               $20,841,000.00
     (iii) Pass-Through Rate                                                                           9.000%
(J)  Class B-1 Certificates
     (i)   Initial Certificate Percentage                                                               4.50%
     (ii)  Initial Certificate Principal Balance                                               $18,757,000.00
     (iii) Pass-Through Rate                                                                           9.000%
(K)  Class B-2 Certificates
     (i)   Initial Certificate Percentage                                                               5.25%
     (ii)  Initial Certificate Principal Balance                                               $21,883,000.00
     (iii) Pass-Through Rate                                                                           9.000%
(L)  Servicing Fee Rate                                                                                 1.00%
(M)  Weighted Average Coupon (WAC)                                                                     10.90%
(N)  Weighted Average Original Maturity (WAOM)                                                325.00   months
(O)  Weighted Average Remaining Maturity (WAM)                                                323.00   months
(P)  Number of Receivables                                                                              9,828
(Q)  Credit Enhancement
     (i)   Reserve Fund Initial Deposit Percentage                                                      0.00%
     (ii)  Target Overcollateralization Percentage Prior to Crossover Date                              5.25%
     (iii) Target Overcollateralization Percentage After Crossover Date                               9.1875%
     (iv)  Target Overcollateralization Floor                                                           1.25%
     (v)   Reserve Fund Target %                                                                        0.00%
     (vi)  Target Credit Enhancement % Prior to Crossover Date                                          5.25%
     (vii) Target Credit Enhancement % After Crossover Date                                           9.1875%
     (viii)Target Credit Enhancement Floor                                                              1.25%
     (ix)  Target Credit Enhancement Amount                                                    $21,881,416.07
(R)  Crossover Date Test
     (i)   Earliest Crossover Date                                                                   Feb-2005
     (ii)  Percentage (as Percent of Initial Class Subordination Percentage)                             186%
(S)  Class B-2 Floor Percentage (of Initial Pool Balance)                                               0.75%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A)  Pool Principal Balance                                                                   $395,177,453.80
(B)  Total Certificate Principal Balance                                                      $373,296,037.73
(C)  Class A-1 Certificates
     (i)   Principal Balance                                                                   $57,106,037.73
     (ii)  Pool Factor                                                                              0.6718357
     (iii) Unpaid Certificate Principal Shortfall                                                       $0.00
     (iv)  Unpaid Interest Shortfall                                                                    $0.00
(D)  Class A-2 Certificates
     (i)   Principal Balance                                                                   $76,000,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Unpaid Certificate Principal Shortfall                                                       $0.00
     (iv)  Unpaid Interest Shortfall                                                                    $0.00
(E)  Class A-3 Certificates
     (i)   Principal Balance                                                                   $50,000,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Unpaid Certificate Principal Shortfall                                                       $0.00
     (iv)  Unpaid Interest Shortfall                                                                    $0.00
(F)  Class A-4 Certificates
     (i)   Principal Balance                                                                   $74,531,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Unpaid Certificate Principal Shortfall                                                       $0.00
     (iv)  Unpaid Interest Shortfall                                                                    $0.00
(G)  Class A-5 Certificates
     (i)   Principal Balance                                                                   $25,000,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Unpaid Certificate Principal Shortfall                                                       $0.00
     (iv)  Unpaid Interest Shortfall                                                                    $0.00
(H)  Class M-1 Certificates
     (i)   Principal Balance                                                                   $29,178,000.00
     (ii)  Pool Factor                                                                              1.1671200
     (iii) Unpaid Certificate Principal Shortfall                                                       $0.00
     (iv)  Unpaid Interest Shortfall                                                                    $0.00
(I)  Class M-2 Certificates
     (i)   Principal Balance                                                                   $20,841,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Adjusted Certificate Principal Balance                                              $20,841,000.00
     (iv)  Liquidation Loss Amount                                                                      $0.00
     (v)   Unpaid Certificate Principal Shortfall                                                       $0.00
     (vi)  Unpaid Interest Shortfall                                                                    $0.00
     (vii) Unpaid Liquidation Loss Interest Shortfall                                                   $0.00
(J)  Class B-1 Certificates
     (i)   Principal Balance                                                                   $18,757,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Adjusted Certificate Principal Balance                                              $18,757,000.00
     (iv)  Liquidation Loss Amount                                                                      $0.00
     (v)   Unpaid Certificate Principal Shortfall                                                       $0.00
     (vi)  Unpaid Interest Shortfall                                                                    $0.00
     (vii) Unpaid Liquidation Loss Interest Shortfall                                                   $0.00
(K)  Class B-2 Certificates
     (i)   Principal Balance                                                                   $21,883,000.00
     (ii)  Pool Factor                                                                              1.0000000
     (iii) Adjusted Certificate Principal Balance                                              $21,883,000.00
     (iv)  Liquidation Loss Amount                                                                      $0.00
     (v)   Unpaid Certificate Principal Shortfall                                                       $0.00
     (vi)  Unpaid Interest Shortfall                                                                    $0.00
     (vii) Unpaid Liquidation Loss Interest Shortfall                                                   $0.00
(L)  Reserve Fund Balance                                                                               $0.00
(M)  Current Overcollateralization Amount                                                      $21,881,416.07
(N)  Cumulative Realized Losses                                                                 $4,281,216.50
(O)  Current Realized Loss Ratio for Preceding Period                                                   2.09%
(P)  Sixty Day Delinquency Ratio for Preceding Period                                                  17.40%
(Q)  Sixty Day Delinquency Ratio for Second Preceding Period                                           17.76%
(E)  Thirty Day Delinquency Ratio for Preceding Period                                                 24.58%
(S)  Thirty Day Delinquency Ratio for Second Preceding Period                                          25.61%
(T)  Prior Month Weighted Average Coupon (WAC)                                                         10.87%
(U)  Prior Month Weighted Average Remaining Maturity (WAM)                                    309.43   months
V    Prior Month Number of Receivables                                                                  9,402
W    Early Principal Collections                                                                    14,388.20
X    Early Interest Collections                                                                    188,483.82


C. INPUTS FROM THE MAINFRAME

(A)  Principal
     (i)   Scheduled Principal Collections                                                        $241,664.35
     (ii)  Full and Partial Principal Prepayments                                                 $730,809.26
     (iii) Early Principal Collections                                                             $18,293.53
     (iv)  Repurchased Loan Proceeds Attributable to Principal                                          $0.00
     (v)   Other Principal Amounts                                                                      $0.00
(B)  Interest
     (i)   Scheduled Interest Collections                                                       $2,926,910.74
     (ii)  Early Interest Collections                                                             $162,301.83
     (iii) Repurchased Loan Proceeds Attributable to Interest                                           $0.00
(C)  Ending Pool Balance                                                                      $392,841,298.04
(D)  Weighted Average Coupon (WAC)                                                                     10.87%
(E)  Weighted Average Remaining Maturity (WAM)                                                308.53   months
(F)  Number of Receivables Outstanding                                                                  9,349

                                                                                  Percent of                    Percent of
(G)  Delinquent Receivables at End of Due Period :          Principal Balance   Pool Balance            Units   Total Units
                                                            -----------------   ------------            -----   -----------
     (i)   30-59 Days Delinquent                                  34,886,268           8.88%              835     8.93%
     (ii)  60-89 Days Delinquent                                  14,880,487           3.79%              353     3.78%
     (iii) 90 Days or More Delinquent                             43,470,643          11.07%            1,067    11.41%
     (iv)  Homes Repossessed or Foreclosed Upon                   13,680,074           3.48%              315     3.37%

     * Bankrupcty included in above Delinquency:                   7,019,988                              157

     Number of Extensions and Rewrites granted during period:                                             204

* These numbers are already included in the Delinquency numbers and are provided for reference purposes only.

D. INPUTS DERIVED FROM OTHER SOURCES

(A)  Reserve Fund Investment Income                                                                     $0.00
(E)  Certificate Account Investment Income                                                          $8,534.32
(F)  Liquidated Contracts
     (i)   Liquidation Proceeds Attributable to Principal                                         $723,817.64
     (ii)  Liquidation Proceeds Attributable to Interest                                          $111,392.73
     (iii) Principal Loss on Liquidation of Repossessions                                         $585,523.61
     (iv)  Net Liquidation Losses (Realized Losses)                                               $797,162.57
     (v)   Recoveries on Previously Liquidated Contracts                                                $0.00
(G)  Repurchased Contracts
     (i)   Number of Contracts                                                                              0
     (ii)  Repurchase Price of Contracts                                                                $0.00
(H)  Early Principal Payments Applied to Current Period                                            $13,631.79
(I)  Early Interest Payments Applied to Current Period                                            $132,586.40
(J)  Early Principal Payments Applied to Future Period                                             $19,049.94
(K)  Early Interest Payments Applied to Future Period                                             $218,199.25
(L)  Servicer Advances:  Principal                                                                $800,889.89
(M)  Servicer Advances:   Interest                                                              $8,834,684.62
(N)  Reimbursement of Prior Advances - Principal                                                  $760,180.78
(O)  Reimbursement of Prior Advances - Interest                                                 $8,216,009.02
(P)  Net Servicer Advance (Reimbursement) for the Month - Principal                                $40,709.11
(Q)  Net Servicer Advance (Reimbursement) for the Month - Interest                                $618,675.60
(R)  Net Servicer Advance (Reimbursement) for the Month - Total                                   $659,384.71
(S)  Reimbursement of Liquidation Expenses on Previously Liquidated Contracts                           $0.00
(T)  Reimbursements to Servicer for Liquidation Expense                                           $211,638.96
(U)  Late Payment Fees, Extension Fees and Other Permitted Fees
(V)  Aggregate Repossession Profits                                                                     $0.00
(W)  Other Permitted Withdrawals from Certificate Account                                               $0.00
(X)  Current Realized Loss Ratio                                                                        2.35%
(Y)  Current Distribution Date                                                                      5/15/2001


II. CLASS B PRINCIPAL DISTRIBUTION TESTS

                                                                                  Test Ratio     Actual Ratio   Result
(A)  Average Sixty-Day Delinquency Ratio (over three periods)                          5.50%           17.83%   Fail
(B)  Average Thirty-Day Delinquency Ratio (over three periods)                         8.50%           25.80%   Fail
(C)  Cumulative Realized Loss Ratio                                                    7.00%            1.22%   Pass
(D)  Current Realized Loss Ratio                                                       3.00%            2.35%   Pass


III. COLLECTION CALCULATIONS
Interest:

(A)  Interest Collections                                                                       $3,059,497.14
(B)  Servicer Advances - Net                                                                      $618,675.60
(C)  Liquidation Proceeds Attributable to Interest                                                $111,392.73
(D)  Repurchased Loan Proceeds Attributable to Interest                                                 $0.00
(E)  Recoveries on Previously Liquidated Contracts                                                      $0.00
                                                                                             -----------------
(G)  Total Interest Collections (A+B+C+D+E+F)                                                   $3,789,565.47

Principal:
(H)  Principal Payments Received (scheduled and unscheduled)                                      $986,105.40
(I)  Servicer Advances - Net of Liquidation Losses                                                 $40,709.11
(J)  Liquidation Proceeds Related to Principal                                                    $723,817.64
(K)  Repurchased Loan Proceeds Related to Principal                                                     $0.00
(L)  Other Principal Amounts                                                                            $0.00
                                                                                             -----------------
(M)  Total Principal Collections (H+I+J+K)                                                      $1,750,632.15


IV. DISTRIBUTION CALCULATIONS

(A)  Total Cash Collections                                                                     $5,540,197.62
(B)  Monthly Servicing Fee                                                                        $329,314.54
(C)  Aggregate Repossession Profits                                                                     $0.00
(E)  Reimbursements to Servicer for Liquidation Expense                                           $211,638.96
(F)  Late Payment Fees, Extension Fees and Other Permitted Fees
(G)  Other Permitted Withdrawals from Certificate Account                                               $0.00
(H)  Reserve Fund Draw                                                                                  $0.00
                                                                                             -----------------
(I)  Available Distribution Amount (A-B-C-D-E-F-G+H)                                            $4,999,244.12

(J)  Total Principal Collections and Advances                                                   $1,750,632.15
(K)  Principal Loss on Liquidation of Repossessions                                               $585,523.61
(L)  Overcollaterallization Addition Amount                                                             $0.00
(M)  Overcollaterallization Reduction Amount                                                            $0.00
                                                                                             -----------------
(N)  Formula Principal Distribution Amount                                                      $2,336,155.76

(M)  Interest Accrual Period                                                                        30   days
(N)  Total Class A Certificates Monthly Interest Due                                            $1,732,624.13
(O)  Total Class A Certificates Monthly Interest Paid                                           $1,732,624.13
(P)  Total Monthly Interest Due                                                                 $2,400,749.54
(Q)  Total Monthly Interest Paid                                                                $2,400,749.54
(R)  Excess Interest or (Interest Shortfall)                                                    $1,388,815.93

(S)  Class A/M Percentage                                                                           82.41610%
(T)  Class B Percentage                                                                             17.58390%
(U)  Has the Cross-Over Date Occurred?                                                                     No
(V)  Have the Principal Distribution Tests Been Satisfied?                                                 No
(W)  Has a Dificiency Event Occurred?                                                                      No
(X)  Should Principal Be Distributed to the Subordinated Certificates?                                     No
(Y)  Class B-2 Floor Amount (prior to giving effect to distributions of principal)              $3,125,916.58
(Z)  Class A/M Certificates Formula Principal Distribution Amount                               $2,336,155.76
(AA) Class A Certificates Formula Principal Distribution Amount                                 $2,336,155.76
(BB) Class M Certificates Formula Principal Distribution Amount                                         $0.00

(CC) Total Class A Unpaid Certificate Principal Shortfall Due                                           $0.00
(DD) Total Class A Unpaid Certificate Principal Shortfall Paid                                          $0.00
(EE) Total Unpaid Certificate Principal Shortfall Due                                                   $0.00
(FF) Total Unpaid Certificate Principal Shortfall Paid                                                  $0.00
(GG) Total Class A Certificates Monthly Principal Due                                           $2,336,155.76
(HH) Total Class A Certificates Monthly Principal Paid                                          $2,336,155.76
(II) Total Monthly Principal Due                                                                $2,336,155.76
(JJ) Total Monthly Principal Paid                                                               $2,336,155.76


V. DISTRIBUTIONS

(A)  Class A-1 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $238,405.81
     (ii)  Interest Paid                                                                          $238,405.81
     (iii) Interest Shortfall                                                                           $0.00
(B)  Class A-2 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $479,750.00
     (ii)  Interest Paid                                                                          $479,750.00
     (iii) Interest Shortfall                                                                           $0.00
(C)  Class A-3 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $326,250.00
     (ii)  Interest Paid                                                                          $326,250.00
     (iii) Interest Shortfall                                                                           $0.00
(D)  Class A-4 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $514,884.99
     (ii)  Interest Paid                                                                          $514,884.99
     (iii) Interest Shortfall                                                                           $0.00
(E)  Class A-5 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $173,333.33
     (ii)  Interest Paid                                                                          $173,333.33
     (iii) Interest Shortfall                                                                           $0.00
(F)  Class M-1 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $207,017.91
     (ii)  Interest Paid                                                                          $207,017.91
     (iii) Interest Shortfall                                                                           $0.00
(G)  Class M-2 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $156,307.50
     (ii)  Interest Paid (after reserve account draw, if any)                                      156,307.50
                                                                                             -----------------
     (iii) Interest Shortfall                                                                           $0.00
(H)  Class B-1 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $140,677.50
     (ii)  Interest Paid (after reserve account draw, if any)                                      140,677.50
                                                                                             -----------------
     (iii) Interest Shortfall                                                                           $0.00
(I)  Class B-2 Certifcates Monthly Interest & Interest Shortfall
     (i)   Interest Due                                                                           $164,122.50
     (ii)  Interest Paid (after reserve account draw, if any)                                      164,122.50
                                                                                             -----------------
     (iii) Interest Shortfall                                                                           $0.00
(J)  Class A-1 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(K)  Class A-2 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(L)  Class A-3 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(M)  Class A-4 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(N)  Class A-5 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(O)  Class A-1 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                $2,336,155.76
     (iii) Certificate Principal Paid                                                           $2,336,155.76
                                                                                             -----------------
     (iv)  Certificate Principal Shortfall                                                              $0.00
(P)  Class A-2 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (iii) Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iv)  Certificate Principal Shortfall                                                              $0.00
(Q)  Class A-3 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (iii) Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iv)  Certificate Principal Shortfall                                                              $0.00
(R)  Class A-4 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (iii) Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iv)  Certificate Principal Shortfall                                                              $0.00
(S)  Class A-5 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (iii) Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iv)  Certificate Principal Shortfall                                                              $0.00
(T)  Class M-1 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (iii) Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iv)  Certificate Principal Shortfall                                                              $0.00
(U)  Class M Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(V)  Class M-2 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (ii)  Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iii) Certificate Principal Shortfall                                                              $0.00
(W)  Class M Liquidation Loss Interest Amount & Unpaid Liquidation Loss Interest Shortfall
     (i)   Interest Due                                                                                 $0.00
     (ii)  Interest Paid (after reserve account draw, if any)                                            0.00
                                                                                             -----------------
     (iii) Interest Shortfall                                                                           $0.00
(X)  Class B-1 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(Y)  Class B-1 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (ii)  Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iii) Certificate Principal Shortfall                                                              $0.00
(Z)  Class B-1 Liquidation Loss Interest Amount & Unpaid Liquidation Loss Interest Shortfall
     (i)   Interest Due                                                                                 $0.00
     (ii)  Interest Paid (after reserve account draw, if any)                                            0.00
                                                                                             -----------------
     (iii) Interest Shortfall                                                                           $0.00
(AA) Class B-2 Unpaid Certficate Principal Shortfall
     (i)   Shortfall Due                                                                                $0.00
     (ii)  Shortfall Paid                                                                               $0.00
                                                                                             -----------------
     (iii) Shortfall Outstanding                                                                        $0.00
(BB) Class B-2 Certificates Monthly Principal
     (i)   Formula Principal Distribution Amount                                                        $0.00
     (ii)  Certificate Principal Paid                                                                   $0.00
                                                                                             -----------------
     (iii) Certificate Principal Shortfall                                                              $0.00
(CC))Class B-2 Liquidation Loss Interest Amount & Unpaid Liquidation Loss Interest Shortfall
     (i)   Interest Due                                                                                 $0.00
     (ii)  Interest Paid (after reserve account draw, if any)                                            0.00
                                                                                             -----------------
     (iii) Interest Shortfall                                                                           $0.00
(DD) Class X Strip Amount                                                                         $965,558.24
(EE) Accelerated Principal Distribution - A1                                                            $0.00
(FF) Accelerated Principal Distribution - A2                                                            $0.00
(GG) Accelerated Principal Distribution - A3                                                            $0.00
(HH) Accelerated Principal Distribution - A4                                                            $0.00
(II) Accelerated Principal Distribution - A5                                                            $0.00
(JJ) Reserve Fund Deposit Amount                                                                        $0.00
(KK) Release to Class X Certificates                                                              $262,338.81


VI. RECONCILIATION OF RESERVE FUND
(A)  Beginning Cash Reserve Fund Balance                                                                $0.00
(B)  Reserve Fund Draw for Distributions                                                                $0.00
(C)  Excess Interest Deposit to Reserve Fund                                                            $0.00
(D)  Reserve Fund Balance Prior to Release                                                              $0.00
(E)  Specified Reserve Fund Balance                                                                     $0.00
(F)  Reserve Fund Release                                                                               $0.00
(G)  Ending Reserve Fund Balance                                                                        $0.00

X. MONTHLY REPORT

                                                                                                                Per $1,000
                                                                                                                Denomination
                                                                                                                --------------
(A)  Total Distribution Amount
     (i)   Class A-1 Certificates                                                               $2,574,561.57          $30.29
     (ii)  Class A-2 Certificates                                                                 $479,750.00           $6.31
     (iii) Class A-3 Certificates                                                                 $326,250.00           $6.53
     (iv)  Class A-4 Certificates                                                                 $514,884.99           $6.91
     (v)   Class A-5 Certificates                                                                 $173,333.33           $6.93
     (vi)  Class M-1 Certificates                                                                 $207,017.91           $9.93
     (vii) Class M-2 Certificates                                                                 $156,307.50           $7.50
     (viii)Class B-1 Certificates                                                                 $140,677.50           $7.50
     (ix)  Class B-2 Certificates                                                                 $164,122.50           $7.50
     (x)   Class X Certificates                                                                   $262,338.81

(B)  Formula Principal Distribution Amount Paid
     (i)   Class A-1 Certificates                                                               $2,336,155.76          $27.48
     (ii)  Class A-2 Certificates                                                                       $0.00           $0.00
     (iii) Class A-3 Certificates                                                                       $0.00           $0.00
     (iv)  Class A-4 Certificates                                                                       $0.00           $0.00
     (v)   Class A-4 Certificates                                                                       $0.00
     (vi)  Class M-1 Certificates                                                                       $0.00           $0.00
     (vii) Class M-2 Certificates                                                                       $0.00           $0.00
     (viii)Class B-1 Certificates                                                                       $0.00           $0.00
     (ix)  Class B-2 Certificates                                                                       $0.00           $0.00

(C)  Unpaid Certificate Principal Shortfall Paid
     (i)   Class A-1 Certificates                                                                       $0.00           $0.00
     (ii)  Class A-2 Certificates                                                                       $0.00           $0.00
     (iii) Class A-3 Certificates                                                                       $0.00           $0.00
     (iv)  Class A-4 Certificates                                                                       $0.00           $0.00
     (v)   Class A-5 Certificates                                                                       $0.00
     (vi)  Class M-1 Certificates                                                                       $0.00           $0.00
     (vii) Class M-2 Certificates                                                                       $0.00           $0.00
     (viii)Class B-1 Certificates                                                                       $0.00           $0.00
     (ix)  Class B-2 Certificates                                                                       $0.00           $0.00

(D)  Unpaid Certificate Principal Shortfall Remaining (after giving effect to distributions)
     (i)   Class A-1 Certificates                                                                       $0.00           $0.00
     (ii)  Class A-2 Certificates                                                                       $0.00           $0.00
     (iii) Class A-3 Certificates                                                                       $0.00           $0.00
     (iv)  Class A-4 Certificates                                                                       $0.00           $0.00
     (v)   Class A-5 Certificates                                                                       $0.00
     (vi)  Class M-1 Certificates                                                                       $0.00           $0.00
     (vii) Class M-2 Certificates                                                                       $0.00           $0.00
     (viii)Class B-1 Certificates                                                                       $0.00           $0.00
     (ix)  Class B-2 Certificates                                                                       $0.00           $0.00

(E)  Liquidation Write-Downs (after giving effect to distributions)
     (i)   Class M Certificates                                                                         $0.00           $0.00
     (ii)  Class B-1 Certificates                                                                       $0.00           $0.00
     (iii) Class B-2 Certificates                                                                       $0.00           $0.00

(F)  Monthly Interest & Interest Shortfall Paid
     (i)   Class A-1 Certificates                                                                 $238,405.81           $2.80
     (ii)  Class A-2 Certificates                                                                 $479,750.00           $6.31
     (iii) Class A-3 Certificates                                                                 $326,250.00           $6.53
     (iv)  Class A-4 Certificates                                                                 $514,884.99           $6.91
     (v)   Class A-5 Certificates                                                                 $207,017.91
     (vi)  Class M-1 Certificates                                                                 $207,017.91           $8.28
     (vii) Class M-2 Certificates                                                                 $156,307.50           $7.50
     (viii)Class B-1 Certificates                                                                 $140,677.50           $7.50
     (ix)  Class B-2 Certificates                                                                 $164,122.50           $7.50

                                                                                                                Per $1,000
                                                                                                                Denomination
                                                                                                                --------------
(G)  Liquidation Loss Interest & Interest Shortfall Paid
     (i)   Class M Certificates                                                                         $0.00           $0.00
     (ii)  Class B-1 Certificates                                                                       $0.00           $0.00
     (iii) Class B-2 Certificates                                                                       $0.00           $0.00

(H)  Liquidation Loss Interest Shortfall Remaining (after giving effect to distributions)
     (i)   Class M Certificates                                                                         $0.00           $0.00
     (ii)  Class B-1 Certificates                                                                       $0.00           $0.00
     (iii) Class B-2 Certificates                                                                       $0.00           $0.00

(I)  Certificate Principal Balances (after giving effect to distributions)
     (i)   Class A-1 Certificates                                                              $54,769,881.97         $644.35
     (ii)  Class A-2 Certificates                                                              $76,000,000.00       $1,000.00
     (iii) Class A-3 Certificates                                                              $50,000,000.00       $1,000.00
     (iv)  Class A-4 Certificates                                                              $74,531,000.00       $1,000.00
     (v)   Class A-5 Certificates                                                              $25,000,000.00       $1,000.00
     (vi)  Class M-1 Certificates                                                              $29,178,000.00       $1,000.00
     (vii) Class M-2 Certificates                                                              $20,841,000.00       $1,000.00
     (viii)Class B-1 Certificates                                                              $18,757,000.00       $1,000.00
     (ix)  Class B-2 Certificates                                                              $21,883,000.00       $1,000.00

(J)  Adjusted Certificate Principal Balances (after giving effect to distributions)
     (i)   Class M Certificates                                                                $50,019,000.00       $1,000.00
     (ii)  Class B-1 Certificates                                                              $18,757,000.00       $1,000.00
     (iii) Class B-2 Certificates                                                              $21,883,000.00       $1,000.00

(K)  Pass-Through Rates
     (i)   Class A-1 Certificates                                                                       5.18%
     (ii)  Class A-2 Certificates                                                                       7.58%
     (iii) Class A-3 Certificates                                                                       7.83%
     (iv)  Class A-4 Certificates                                                                       8.29%
     (v)   Class A-5 Certificates                                                                       8.32%
     (vi)  Class M-1 Certificates                                                                       8.51%
     (vii) Class M-2 Certificates                                                                       9.00%
     (viii)Class B-1 Certificates                                                                       9.00%
     (ix)  Class B-2 Certificates                                                                       9.00%

                                                            Beginning of Period               End of Period
                                                            -----------------                -----------------
(L)  Certificate Balances and Factors
     (i)   Aggregate Balance of Certificates                 $373,296,037.73                  $370,959,881.97
     (ii)  Total Certificate Pool Factor                           0.9304719                        0.9246489
     (iii) Class A-1 Certificates Balance                     $57,106,037.73                   $54,769,881.97
     (iv)  Class A-1 Certificates Pool Factor                      0.6718357                        0.6443516
     (v)   Class A-2 Certificates Balance                     $76,000,000.00                   $76,000,000.00
     (vi)  Class A-2 Certificates Pool Factor                      1.0000000                        1.0000000
     (vii) Class A-3 Certificates Balance                     $50,000,000.00                   $50,000,000.00
     (viii)Class A-3 Certificates Pool Factor                      1.0000000                        1.0000000
     (ix)  Class A-4 Certificates Balance                     $74,531,000.00                   $74,531,000.00
     (x)   Class A-4 Certificates Pool Factor                      1.0000000                        1.0000000
     (xi)  Class A-5 Certificates Balance                     $25,000,000.00                   $25,000,000.00
     (xii) Class A-5 Certificates Pool Factor                      1.0000000                        1.0000000
     (xiii)Class M-1 Certificates Balance                     $29,178,000.00                   $29,178,000.00
     (xiv) Class M-1 Certificates Pool Factor                      1.1671200                        1.1671200
     (xv)  Class M-1 Certificates Balance                     $20,841,000.00                   $20,841,000.00
     (xvi) Class M-1 Certificates Pool Factor                      1.0000000                        1.0000000
     (xvii)Class B-1 Certificates Balance                     $18,757,000.00                   $18,757,000.00
     (xviiiClass B-1 Certificates Pool Factor                      1.0000000                        1.0000000
     (xix) Class B-2 Certificates Balance                     $21,883,000.00                   $21,883,000.00
     (xx)  Class B-2 Certificates Pool Factor                      1.0000000                        1.0000000

(M)  Portfolio Information
     (i)   Pool Principal Balance                            $395,177,453.80                  $392,841,298.04
     (ii)  Pool Factor                                             0.9481478                       0.94254266
     (iii) Weighted Average Coupon (WAC)                              10.87%                           10.87%
     (iv)  Weighted Average Remaining Maturity (WAM)         309.43   months                  308.53   months
     (v)   Remaining Number of Receivables                             9,402                            9,349

(N)  Credit Enhancement
     (i)   O/C Beginning Balance                                                               $21,881,416.07
     (ii)  O/C Additions                                                                                $0.00
     (iii) O/C Reductions                                                                               $0.00
     (iv)  O/C Ending Balance                                                                  $21,881,416.07

(O)  Reserve Fund
     (i)    Beginning Balance                                                                           $0.00
     (ii)   Additions
     (iii)  Reductions
     (iv)   Ending Balance                                                                              $0.00



(P)  Fee Payments
     (i)   Monthly Servicing Fee                                                                  $329,314.54
     (ii)  Reimbursements to Depositor (PSA 8.06)                                                 $211,638.96
     (iii) Late Payment Fees, Extension Fees and other Permitted Fees (PSA 5.13)

(Q)  Repurchased Contracts
     (i)   Number of Contracts                                                                              0
     (ii)  Repurchase Price of Contracts                                                                $0.00

                                                                                  Percent of           Number      Percent of
(R)  Delinquent Contracts                                   Principal Balance   Pool Balance         of Units     Total Units
                                                            -----------------   ------------         --------     -----------
     (i)   30-59 Days Delinquent                              $34,886,267.71           8.88%              835           8.93%
     (ii)  60-89 Days Delinquent                              $14,880,486.60           3.79%              353           3.78%
     (iii) 90 Days or More Delinquent                         $43,470,642.82          11.07%            1,067          11.41%
     (iv)  Homes Repossessed or Foreclosed Upon               $13,680,073.87           3.48%              315           3.37%



     The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Monthly Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.




       BY:                                                    DATE:
           -------------------------------------------------  ----------------
     TITLE:Controller - Mortgage Finance Division



       BY:                                                    DATE:
           -------------------------------------------------  ----------------
     TITLE:Director of Securitization